SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2003

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive Suite 600 Alpharetta, Georgia	30004

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE DATED SEPTEMBER 4, 2003

Item 5. Other Events.

On September 4, 2003, Certegy Inc. issued a press release announcing that it intends to issue $200 million aggregate principal amount of unsecured 4.75% notes (priced to yield 4.82%) due 2008 in a private placement. The debt securities to be issued in the private placement will not be registered under the Securities Act of 1933 and will not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. A copy of the press release, which was issued in accordance with Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired:

      None.

      (b) Pro Forma Financial Information:

      None.

      (c) Exhibits:

Exhibit
No.	Description

99.1	Certegy Inc. press release dated September 4, 2003 announcing proposed note issuance.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

		By:	/s/ Michael T. Vollkommer
			Name:	Michael T. Vollkommer
			Title:	Corporate Vice President and Chief Financial Officer

Dated:	September 4, 2003

Exhibit Index

The following exhibit is being filed with this report:

Exhibit
No.	Description

99.1	Certegy Inc. press release dated September 4, 2003 announcing proposed note issuance.